UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 25, 2022

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported, on May 25, 2022, PPL Corporation (the "Company") and PPL Rhode Island Holdings, LLC ("PPL Rhode Island"), an indirect wholly-owned subsidiary of the Company, completed the acquisition of The Narragansett Electric Company ("Narragansett Electric"), a wholly-owned subsidiary of National Grid USA ("National Grid Seller"), pursuant to which PPL Rhode Island purchased 100% of the outstanding shares of common stock in Narragansett Electric for approximately $3.82 billion in cash, subject to customary post-closing adjustments (such transaction, the "Acquisition"). This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed by the Company on May 25, 2022 in order to include the required financial statements and pro forma financial information that were previously omitted.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

The following audited financial statements and related report of independent registered public accounting firm are filed herewith as Exhibit 99.1:

•Audited financial statements of Narragansett Electric as of March 31, 2022. Note that Narragansett Electric has a March 31 year end.

(b)    Pro Forma Financial Information.

In accordance with Rule 11-01(a) of Regulation S-X, filed herewith as Exhibit 99.2 is unaudited pro forma condensed combined financial information of PPL Corporation and Narragansett Electric, giving effect to certain pro forma events related to the Acquisition. It does not purport to project future financial position or operating results of the post-acquisition combined company. The pro forma statement of income for the year ended December 31, 2021 is derived from the historical Condensed Consolidated Statement of Income of the Company and the historical Statement of Operations and Comprehensive Income of Narragansett Electric for the year ended March 31, 2022. The pro forma statement of income for the three months ended March 31, 2022 has been derived from the historical Condensed Consolidated Statement of Income of the Company for the three months ended March 31, 2022 and the historical Statement of Operations and Comprehensive Income of Narragansett Electric for the year ended March 31, 2022. The pro forma balance sheet is as of March 31, 2022 and has been derived from the historical March 31, 2022 Condensed Consolidated Balance Sheet of the Company and the historical March 31, 2022 Balance Sheet of Narragansett Electric, as adjusted to give effect to the Acquisition.

(d) Exhibits.

23.1 -	Consent of independent registered public accounting firm, filed herewith.
99.1 -	Audited financial statements of Narragansett Electric as of March 31, 2022.
99.2 -
Unaudited pro forma condensed combined consolidated financial information of PPL Corporation and Narragansett Electric, consisting of (i) Pro Forma Condensed Consolidated Statements of Income, (ii) Pro Forma Condensed Consolidated Balance Sheets, and (iii) Notes to the Unaudited Pro Forma Financial Statements.

104 -	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

Dated:  August 2, 2022